EXHIBIT “E”

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made as of January 15, 2008, by and between (the “Placement Agent”); Viscorp, Inc., a Delaware corporation (the “Issuer”) and Leser, Hunter, Taubman & Taubman with offices at 17 State Street, Suite 1610, New York, New York 10004 (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Placement Agreement dated as of December 15, 2007 (the “Placement Agreement”), a copy of which is attached hereto as Exhibit A and incorporated herein by reference, the Issuer has agreed to pay certain fees and expenses of the Placement Agent in connection with a Financing (as defined in the Placement Agreement).

WHEREAS, the Issuer and the Placement Agent have requested that the Escrow Agent receive the proceeds of a Financing or Financings (the “Escrow Funds”) into escrow and distribute such Escrow Funds to the Issuer and the Placement Agent pursuant to the terms of this Agreement and the Placement Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

I. ARTICLE 1

TERMS OF THE ESCROW

1.1

 The parties hereby agree to have Leser, Hunter, Taubman & Taubman act as Escrow Agent whereby the Escrow Agent shall receive the Escrow Funds in escrow and release the same as set forth in this Agreement.  Any capitalized terms not defined herein shall have the meaning ascribed to them in the Placement Agreement.

1.2

The Escrow Agent shall hold the Escrow Funds until such time as the Issuer and the Placement Agent shall determine to hold a closing, at which time the Escrow Agent shall release the Escrow Funds to the Issuer less any fees or expenses due to the Placement Agent pursuant to the Placement Agreement or as otherwise directed by the Issuer and the Placement Agent in a joint written instruction to the Escrow Agent.  In any event, the parties will confirm the amounts to be distributed to the Issuer and the Placement Agent or such other parties as they may jointly direct in a written closing statement directed to the Escrow Agent.

1.3

This Agreement may be altered or amended only with the written consent of all of the parties hereto.  Should the Issuer or the Placement Agent attempt to change this Agreement in a manner, which, in the Escrow Agent’s discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Issuer and the Placement Agent in writing five days in advance.  In the case of the Escrow Agent’s resignation or removal have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

1.7

The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

1.8

The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

1.9

If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

1.10

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of New York in accordance with the applicable procedure therefor.

ARTICLE 2

MISCELLANEOUS

2.1

No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

2.2

This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

2.3

This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.4

Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.  This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.  Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party.  Such facsimile copies shall constitute enforceable original documents.

2.5

The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively in the federal or state courts resident in New York County, New York.

2.6

Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Issuer:	Viscorp, Inc. 627 Nevin Avenue Sewickley, Pennsylvania 15143 Attn: Charles Driscoll Tel. No.: Fax No.:

If to the Placement Agent:

If to the Escrow Agent:	Leser, Hunter, Taubman & Taubman 17 State Street, Suite 1610 New York, New York 10004 Attention: Louis Taubman Tel No.: (212) 732-7184 Fax No.: (212) 202-6380

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

2.7

By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Placement Agreement or any related agreements.

2.8

Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party.  In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

signature page follows

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first set forth above.

Executed:

Viscorp, Inc.

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By:

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Leser, Hunter, Taubman & Taubman

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By: Louis Taubman, Member